Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement is made as of this 17 day of October, 2003 by and among

TUESDAY MORNING CORPORATION, a Delaware corporation, and

the GUARANTORS party to the Credit Agreement, and

each of the REVOLVING CREDIT LENDERS party to the Credit Agreement, and

FLEET NATIONAL BANK, as the issuer of Letters of Credit and as Administrative Agent for the Revolving Credit Lenders

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H

A.                                   Reference is made to the Credit Agreement (as amended and in effect, the “Credit Agreement”) dated as of September 27, 2002 by and between, among others, the Borrower, the Guarantors, the Revolving Credit Lenders, and the Administrative Agent.

B.                                     The Borrower, the Guarantors, the Revolving Credit Lenders, and the Administrative Agent desire to modify and amend certain provisions of the Credit Agreement.

Accordingly, the Administrative Agent, the Revolving Credit Lenders, the Borrower and the Guarantors agree as follows:

1.                                       Definitions.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.                                       Amendments to Section 1 of the Credit Agreement.  The provisions of Section 1 of the Credit Agreement are hereby amended as follows:

(a)                                  by deleting the definition of “Borrowing Base” and substituting the following in its stead:

“Borrowing Base” shall mean, as at any date, (i) the lesser of (A) up to the Inventory Advance Rate of the aggregate value of Eligible Inventory (net of Inventory Reserves) at said date or (B) up to the Appraisal Percentage Rate of the Appraised Inventory Liquidation Value of Eligible Inventory, minus (ii) Availability Reserves.

(b)                                 by deleting the definitions of “Normal Advance Rate”, “Increased Advance Rate” and “Overadvance Period” in their entirety.

(c)                                  by adding the following new definitions in appropriate alphabetical order:

“Appraisal Percentage Rate” shall mean (a) 95% through December 31, 2004, and (b) 90% at all times thereafter.

“Inventory Advance Rate” shall mean (a) 75% through December 31, 2004, and (b) 70% at all times thereafter.

“Utilization Fee” shall have the meaning set forth in Section 2.6(c).

3.                                       Amendments to Section 2 of the Credit Agreement.  The provisions of Section 2 of the Credit Agreement are hereby amended as follows:

(a)                                  The provisions of Section 2.5(c) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

(c)   Intentionally Omitted.

(b)                                 The words “and/or Overadvance Period, as applicable” are hereby deleted from Section 2.5(d) of the Credit Agreement.

(c)                                  The following new subsection is hereby added at the end of Section 2.6 of the Credit Agreement:

(c)    Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender a utilization fee (the “Utilization Fee”) on, and to the extent that, the daily amount of the outstanding Loans and Letter of Credit Liabilities exceeds 50% of the Revolving Credit Commitments, such Utilization Fee to accrue and be payable at a rate per annum equal to 0.125% of such excess until all Obligations have been repaid in full and all Revolving Credit Commitments terminated.  Any accrued Utilization Fee under this Section 2.6(c) shall be payable in arrears on each Quarterly Date and upon repayment in full of the Obligations.

(d)                                 The provisions of Section 2.13 of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

2.13  Annual Cleandown.  For a consecutive fifteen-day period between the first day of November and the last day of December of each calendar year, the sum of the aggregate principal amount of Revolving Credit Loans outstanding, plus the aggregate outstanding principal amount of Swing Loans, shall not exceed $20,000,000.

4.                                       Amendments to Section 9 of the Credit Agreement.  The provisions of Section 9 of the Credit Agreement are hereby amended as follows:

(a)                                  The provisions of Sections 9.1(j)(i) are hereby deleted in their entirety and the following substituted in their stead:

(i) Intentionally Omitted.

(b)                                 The provisions of Sections 9.1(j)(ii) are hereby deleted in their entirety and the following substituted in their stead:

(ii)   As soon as available and in any event within ten (10) calendar days after the end of each monthly accounting period (ending on the last day of each calendar month), a Borrowing Base Certificate as of the last day of such monthly accounting period; if Borrower fails to deliver any such Borrowing Base Certificate within the (10) calendar days after the end of any such month, then the Borrowing Base shall be deemed to be $0 until such time as Borrower shall deliver such required Borrowing Base Certificate;

(c)                                  Section 9.10(c) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its stead:

(c)   so long as no Default or Event of Default then exists or would arise therefrom, Borrower may make repurchases, redemptions or other acquisitions of its Equity Interests and may declare and make Dividend Payments to the extent made pro rata to the holders of all Equity Interests thereof; provided, however, that, after giving pro forma effect to each such repurchase, redemption, other acquisition or Dividend Payment:

(i)   the amount of all such repurchases, redemptions, other acquisitions and Dividend Payments shall not exceed, in the aggregate, $40,000,000 in any twelve month period;

(ii)  Borrower shall be in compliance with all covenants and agreements set forth herein (including Section 9.11); and

(iii) within two Business Days of each such repurchase, redemption, other acquisition, or Dividend Payment, Borrower shall deliver to the Administrative Agent an Officers’ Certificate stating compliance with this Section 9.10(c).

(d)                                 The provisions of Sections 9.15(a) are hereby deleted in their entirety and the following substituted in their stead:

(a) Intentionally Omitted.

5.                                       Amendments to Section 12 of the Credit Agreement.  The provisions of Section 12.4(a)(i)(X) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

(X)  increase the applicable Inventory Advance Rate or the Appraisal Percentage Rate, it being understood, however, that the foregoing shall not prevent the Administrative Agent, in its administration of the Revolving Credit Loans, from restoring any component of the Borrowing Base which had been lowered by the Administrative Agent back to the value of such component, as stated in this Agreement or to an intermediate value.

6.                                       Miscellaneous.

(a)                                  This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

(b)                                 This First Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby.  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)                                  Any determination that any provision of this First Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this First Amendment.

(d)                                 The Borrower shall pay on demand all costs and expenses of the Administrative Agent, including, without limitation, reasonable attorneys’ fees in connection with the preparation, negotiation, execution and delivery of this First Amendment.

(e)                                  The Borrower warrants and represents that the Borrower has consulted with independent legal counsel of the Borrower’s selection in connection with this First Amendment and is not relying on any representations or warranties of the Administrative Agent or its counsel in entering into this First Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have duly executed this First Amendment as of the day and year first above written.

TUESDAY MORNING CORPORATION

By:	/s/ Terry L. Crump
Name:	Terry L. Crump
Title:	Vice President, Finance

TUESDAY MORNING, INC.

By:	/s/ Terry L. Crump
Name:	Terry L. Crump
Title:	Vice President, Finance

FRIDAY MORNING, INC.

By:	/s/ Terry L. Crump
Name:	Terry L. Crump
Title:	Vice President, Finance

DAYS OF THE WEEK, INC.

By:	/s/ Terry L. Crump
Name:	Terry L. Crump
Title:	Vice President, Finance

TUESDAY MORNING PARTNERS, LTD.

By:	Days of the Week, Inc., its General Partner

By:	/s/ Terry L. Crump
Name:	Terry L. Crump
Title:	Vice President, Finance

NIGHTS OF THE WEEK, INC.

By:	/s/ Alan Oppenheimer
Name:	Alan Oppenheimer
Title:	President

TMI HOLDINGS, INC.

By:	/s/ Alan Oppenheimer
Name:	Alan Oppenheimer
Title:	President

FLEET NATIONAL BANK, as Administrative Agent and Issuing Lender

By:	/s/ Judith C.E. Kelly
Name: Judith C.E. Kelly
Title: Managing Director

REVOLVING CREDIT LENDERS

FLEET NATIONAL BANK, as a Revolving Credit Lender

By:	/s/ Judith C.E. Kelly
Name: Judith C.E. Kelly
Title: Managing Director

WELLS FARGO BANK, N.A., as a Revolving Credit Lender and Syndication Agent

By:	/s/ Jason Weighter
Name: Jason Weighter
Title: Assistant Vice President

LASALLE BANK NATIONAL ASSOCIATION, as a Revolving Credit Lender and Documentation Agent

By:	/s/ Keith Cable
Name: Keith Cable
Title: Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Revolving Credit Lender and Documentation Agent

By:	/s/ Amanda Schmitt
Name: Amanda Schmitt
Title: Assistant Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Revolving Credit Lender and Documentation Agent

By:	/s/ William F. Fox
Name: William F. Fox
Title: Vice President

BANK LEUMI USA, as a Revolving Credit Lender

By:	/s/ Gloria Bucher
Name: Gloria Bucher
Title: Senior Vice President

FLEET NATIONAL BANK, successor by assignment to First American Bank, as a Revolving Credit Lender

By:	/s/ Judith C.E. Kelly
Name: Judith C.E. Kelly
Title: Managing Director

GENERAL ELECTRIC CAPITAL CORPORATION, as a Revolving Credit Lender

By:	/s/ Robert M. Kadlick
Name: Robert M. Kadlick
Title: Duly Authorized Signatory

NATIONAL CITY BANK, as a Revolving Credit Lender

By:	/s/ Michael J. Durbin
Name: Michael J. Durbin
Title: Senior Vice President

PB CAPITAL CORPORATION, as a Revolving Credit Lender

By:	/s/ Maria C. Levy / Steven Alexander
Name:	Maria C. Levy / Steven Alexander
Title:	Vice President / Vice President